UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 7, 2012

CIFC CORP.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-32551	20-2008622
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

250 Park Avenue, 5th Floor, New York, New York		10177
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(212) 624-1200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On February 7, 2012, DFR Middle Market Holdings Ltd. ("Securities Seller"), an indirect wholly-owned subsidiary of the CIFC Corp. (the "Company"), and Deerfield Capital Management LLC, an indirect wholly-owned subsidiary of the Company ("DCM" and together with Securities Seller, the "Sellers"), entered into and consummated the transactions contemplated by that certain Master Purchase Agreement, (the "Purchase Agreement"), by and among Securities Seller, DCM and DWM Management LLC ("Purchaser"), an affiliate of certain funds managed by affiliates of Fortress Investment Group LLC. Pursuant to the Purchase Agreement, for an aggregate cash purchase price of $36.5 million, (i) Securities Seller sold to Purchaser all of its right, title and interest in the Subordinated Notes due 2019, issued on July 17, 2007, by DFR Middle Market CLO Ltd. (the "Issuer") in the original principal amount of $50,000,000 (the "Subordinated Notes") and the Class D Deferrable Mezzanine Floating Rate Notes due 2019, issued on July 17, 2007, by the Issuer in the original principal amount of $19,000,000 (the "Mezzanine Notes"); and (ii) DCM assigned and transferred to Purchaser all of its right, title and interest in the Management Agreement, dated as of July 17, 2007, by and between the Issuer and DCM (the "Management Agreement"), the Collateral Administration Agreement, dated as of July 17, 2007, by and among the Issuer, DCM and Wells Fargo, National Association (the "Collateral Administration Agreement"), and certain records related to the foregoing.

In the Purchase Agreement, the Sellers and Purchaser made customary representations and warranties. In addition, the parties agreed to indemnify each other for any breach by the indemnifying party of the representations, warranties, covenants and other agreements contained in the Purchase Agreement, subject to certain agreed-upon limitations, including a cap and deductible.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On February 7, 2012, pursuant to the Purchase Agreement, (i) Securities Seller sold to Purchaser all of its right, title and interest in the Subordinated Notes and the Mezzanine Notes and (ii) DCM assigned and transferred to Purchaser all of its right, title and interest in the Management Agreement, the Collateral Administration Agreement and certain records related to the foregoing.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 8.01 Other Events.

On February 7, 2012, the Company issued a press release announcing the sale of certain non-core assets. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following Exhibits are filed with this Current Report on Form 8-K:

10.1 Master Purchase Agreement, dated as of February 7, 2012, by and among DWM Management LLC, DFR Middle Market Holdings Ltd. and Deerfield Capital Management LLC.

99.1 Press release dated February 7, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIFC CORP.

February 7, 2012	By:	/s/ Robert C. Milton III

Name: Robert C. Milton III
Title: General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Master Purchase Agreement
99.1	Press Release